UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) : August 7, 2003

                         Commission File Number: 0-21513

                              DXP ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

         TEXAS                                        76-0509661
 (state of jurisdiction                             I.R.S.  Employer
    of incorporation)                              Identification No.)

                              7272 Pinemont
                              Houston, Texas              77040
               (Address of Principle Executive Offices) (Zip Code)


        Registrant's telephone number, including are code: (713) 996-4700




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ITEM 9.  REGULATION FD DISCLOSURE

The following information is furnished pursuant to Regulation FD.

     On August 7, 2003, the Registrant issued a press release announcing financial results for the quarterly period ending June 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto.

Exhibit No.       Description
-----------       -----------

   99.1           Press Release dated August 7, 2003




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 7, 2003                                       DXP ENTERPRISES, INC.
                                                     By /s/ Mac McConnell


                                                     Mac McConnell
                                                     Senior Vice President and
                                                     Chief Financial Officer